Exhibit 99.1

Mammoth Energy Services, Inc. Announces Sale of Infrastructure Subsidiaries
Cash Position Grows to $160 million; Further Expands Deployment Opportunities

Company Acquires Planes to Expand Aircraft Rental Services Fleet

OKLAHOMA CITY – April 14, 2025 - Mammoth Energy Services, Inc. (NASDAQ: TUSK) (“Mammoth” or the “Company”) today announced that its subsidiary Lion Power Services LLC (“Lion”) has completed a transaction to sell all equity interests in its wholly-owned subsidiaries 5 Star Electric, LLC (“5 Star”), Higher Power Electrical, LLC (“Higher Power”) and Python Equipment LLC (“Python”), to Peak Utility Services Group, Inc. (“Peak”) for an aggregate sales price of $108.7 million. At the close of the transaction, Lion received cash proceeds totaling $98.3 million with the remaining $10.4 million deposited into an escrow account to fund post-closing adjustments for at least ninety days and indemnified liabilities until at least May 15, 2026. As part of the transaction, Mammoth’s current Chief Executive Officer (“CEO”), Phil Lancaster, will become an employee of Peak upon July 1, 2025, or appointment of a successor CEO. Additionally, the Company announced it has purchased eight small passenger aircraft under lease with a commuter airline for an aggregate amount of approximately $11.5 million.

Arthur Amron, chairman of Mammoth’s Board of Directors, stated, “We strongly believe that this transaction will be accretive for our shareholders. Mammoth entered the infrastructure sector in 2017 with the acquisitions of 5 Star and Higher Power, which we have grown and added to through organic development to generate more than $90 million of revenue annually in each of the last three years. This transaction unlocks significant value for the Mammoth enterprise. With approximately $160 million in cash on the balance sheet, we are actively exploring opportunities to deploy capital at accretive returns for the Company.

“Mr. Lancaster will continue to serve as Mammoth’s CEO in the interim, and we have initiated a search to identify his successor as CEO,” added Amron. “On behalf of the Board and the entire Mammoth team, I want to thank Phil for his years of service to Mammoth, most recently as CEO.”

In conjunction with the transaction described above, the Company entered into an amendment to its revolving credit facility with Fifth Third Bank, National Association to (i) permit the sale of 5 Star, Higher Power and Python, (ii) permit the Company to repurchase up to the lesser of $50 million or 10 million shares of its common stock on or before March 31, 2026, so long as the aggregate amount of the Company’s unrestricted cash is greater than $50 million after each repurchase, (iii) expand the Company’s investment opportunities to include equity securities and private investments and (iv) add certain investments and qualified cash to the Company’s borrowing base calculation.

Mark Layton, Mammoth’s Chief Financial Officer, stated, “We are pleased to close this monumental transaction. The sale of these infrastructure subsidiaries demonstrates tremendous expansion and growth achieved throughout our enterprise during the past eight years. Our strategic approach continues to drive growth, and this is reflected in our preliminary review of first quarter results. After reporting sequential financial improvement in the fourth quarter of 2024, we now anticipate delivering incrementally favorable results and positive Adjusted EBITDA in the first quarter of 2025. We hope to carry this momentum throughout 2025. We have also recently amended our credit facility providing enhanced options to return value to our shareholders through stock repurchases and investment opportunities in the market. Through this addition of investments and cash to our borrowing base, our overall liquidity position will further improve.”

In commenting on the purchase of eight small passenger aircraft, Layton added, “The purchase of these aircraft will be immediately accretive to Mammoth’s financial results as each of the planes are under long-term leases with a commuter airline. These aircraft will add meaningful scale and further diversify the Company’s rental services fleet.”

About Mammoth Energy Services, Inc.
Mammoth is an integrated, growth-oriented energy services company focused on providing products and services to enable the exploration and development of North American onshore unconventional oil and natural gas reserves as well as engineering services for private utilities, public investor-owned utilities and co-operative utilities through its infrastructure services businesses. Mammoth’s suite of services and products include: well completion services, infrastructure services, natural sand and proppant services and other services. For more information, please visit www.mammothenergy.com.

Contacts:
Mark Layton, CFO
Mammoth Energy Services, Inc
investors@mammothenergy.com

Rick Black / Ken Dennard
Dennard Lascar Investor Relations
TUSK@dennardlascar.com

Forward-Looking Statements and Cautionary Statements
This news release (and any oral statements made regarding the subjects of this release, including on the conference call announced herein) contains certain statements and information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts that address activities, events or developments that Mammoth expects, believes or anticipates will or may occur in the future are forward-looking statements. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “plan,” “estimate,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “potential,” “would,” “may,” “probable,” “likely” and similar expressions, and the negative thereof, are intended to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this news release specifically include statements, estimates and projections regarding the Company’s business outlook and plans, future financial position, liquidity and capital resources, operations, performance, acquisitions, returns, capital expenditure budgets, plans for stock repurchases under its stock repurchase program, costs and other guidance regarding future developments. Forward-looking statements are not assurances of future performance. These forward-looking statements are based on management’s current expectations and beliefs, forecasts for the Company’s existing operations, experience and perception of historical trends, current conditions, anticipated future developments and their effect on Mammoth, and other factors believed to be appropriate. Although management believes that the expectations and assumptions reflected in these forward-looking statements are reasonable as and when made, no assurance can be given that these assumptions are accurate or that any of these expectations will be achieved (in full or at all). Moreover, the Company’s forward-looking statements are subject to significant risks and uncertainties, including those described in its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings it makes with the SEC, including those relating to the Company’s acquisitions and contracts, many of which are beyond the Company’s control, which may cause actual results to differ materially from historical experience and present expectations or projections which are implied or expressed by the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: demand for our services; the volatility of oil and natural gas prices and actions by OPEC members and other exporting nations affecting commodities prices and production levels; conditions of U.S. oil and natural gas industry and the effect of U.S. energy, monetary and trade policies; U.S. and global economic conditions and political and economic developments, including the energy and environmental policies; changes in U.S. and foreign trade regulations and tariffs, including potential increases of tariffs on goods imported into the U.S., and uncertainty regarding the same; performance of contracts and supply chain disruptions; inflationary pressures; higher interest rates and their impact on the cost of capital; the failure to receive or delays in receiving the remaining payment under the settlement agreement with PREPA; the Company’s inability to replace the prior levels of work in its business segments, including its well completion services segments; risks relating to economic conditions, including concerns over a potential economic slowdown or recession; the loss of or interruption in operations of one or more of Mammoth’s significant suppliers or customers; the outcome or settlement of our litigation matters and the effect on our financial condition and results of operations; the effects of government regulation, permitting and other legal requirements; operating risks; the adequacy of capital resources and liquidity; Mammoth's ability to comply with the applicable financial covenants and other terms and conditions under its revolving credit facility; weather; natural disasters; litigation; volatility in commodity markets; competition in the oil and natural gas and infrastructure industries; and costs and availability of resources.

Investors are cautioned not to place undue reliance on any forward-looking statement which speaks only as of the date on which such statement is made. We undertake no obligation to correct, revise or update any forward-looking statement after the date such statement is made, whether as a result of new information, future events or otherwise, except as required by applicable law.